Income Taxes - Additional Information (Details)	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Operating loss carryforwards, limitations on use	The Act contains reform to the corporate tax law including reducing the corporate tax rate to 21%, eliminating the 2-year carryback for net operating losses, and creating an indefinite carryforward period for the net operating losses limited to 80% of taxable income.
Federal income tax rate	21.00%